UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

(Date of Report (Date of earliest event reported)	October 21, 2004

The McClatchy Company
(Exact name of registrant as specified in its charter)

Delaware	1-9824	52-2080478
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2100 Q Street, Sacramento, CA 95816
(Address of principal executive offices, including zip code)

(Registrant's telephone number, including area code)	(916) 321-1846

NA
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14-d-2(b) under the Exchange Act (17-CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c)

Item 2.02. Results of Operations

This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On October 21, 2004, The McClatchy Company ("McClatchy") issued a press release regarding McClatchy's financial results for the third fiscal quarter of 2004. The full text of McClatchy's press release is attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits
	(c)	Exhibits
The following exhibit is filed herewith:
		Exhibit Number	Description
		99.1	Text of press release issued by The McClatchy Company, dated October 21, 2004, "McClatchy Reports Third Quarter 2004 Earnings and Provides Fourth Quarter Outlook"

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto daily authorized.

Date: October 21, 2004		The McClatchy Company
	By	/s/ Patrick J. Talamantes
Patrick J. Talamantes Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number	Description

99.1	Text of press release issued by The McClatchy Company, dated October 21, 2004, "McClatchy Reports Third Quarter 2004 Earnings and Provides Fourth Quarter Outlook"